SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           MARCH 23, 2001
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                       INTERNATIONAL FAST FOOD CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



       001-11386                                       65-0302338
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(Commission File Number)                    (IRS Employer Identification No.)

                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA 33139
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (305) 538-5100
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 23, 2001, International Fast Food Corporation (the "Company") completed the sale of its wholly-owned subsidiary, International Fast Food Polska ("IFFP"), to American Restaurants Sp.z.o.o. for an aggregate purchase price of US$2.0 million (the "Purchase Price"), plus the assumption of certain indebtedness of IFFP, pursuant to a share transfer agreement, by and among the Company, American Restaurants Sp.z.o.o. (the "Purchaser") and IFFP (the "Share Transfer Agreement"). The Purchase Price for the outstanding share capital of IFFP was determined based upon negotiations between the Company and the Purchaser. Through IFFP, the Company operated 22 Burger King restaurants in Poland. There are no material relationships between the Company or any of its directors or affiliates and the Purchaser.

         Pursuant to the Share Transfer Agreement, the Company has obtained a release from Burger King Corporation (the "Release") which includes, among other things, a release from any and all obligations arising from any existing franchise or development agreements between the Company and Burger King Corporation. In consideration for the Release, the Purchaser agreed to remit to Burger King Corporation an aggregate of $333,500 due to Burger King Corporation by the Company and IFFP. The Purchaser also has agreed to assume $848,045 of IFFP indebtedness.

         Upon execution of the Share Transfer Agreement, the Company received $1.0 million of the Purchase Price. The Company received notice from the President of the Office for Competition and Consumer Protection of the Republic of Poland of its approval of the transaction on March 14, 2001. A total of $700,000 of the Purchase Price was received on March 23, 2001, as required to be delivered under the terms of the Share Transfer Agreement, within seven business days following the receipt of this governmental approval. A total of $300,000 is being held by the Purchaser for twelve months from the date of the Share Transfer Agreement as a reserve against certain amounts of undisclosed liabilities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

         It is currently impracticable to file with this Form 8-K the pro forma financial information required by this Item 7 with regard to the acquisition described in Item 2 above. This information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

(c)      Exhibits

      EXHIBIT
      NUMBER          DESCRIPTION
       10.46 Share Transfer Agreement, dated November 27, 2000 by and among the Company, American Restaurant Sp.z.o.o. and IFFP.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              INTERNATIONAL FAST FOOD
                                              CORPORATION



Dated:  March 23, 2001                       By: /s/ MITCHELL RUBINSON
                                                --------------------------------
                                                  Mitchell Rubinson
                                                  Chairman of the Board,
                                                  President and
                                                  Chief Executive Officer


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